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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                          Date of Report: May 15, 2000


                            THE CHASE MANHATTAN BANK
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                  (Originator of the Trust referred to herein)


                      CHASE MANHATTAN GRANTOR TRUST 1996-A
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                      (Issuer with respect to Certificates)
           (Exact name of the registrant as specified in its charter)

      New York                  33-99544                 13-4994650
--------------------   ---------------------------   ---------------------------
(State or other         (Commission File Number)      (IRS Employer
jurisdiction                                          Identification No.)
of incorporation)


             270 Park Avenue, New York, New York            10017
             ----------------------------------------       --------
             (Address of principal executive offices)       (Zip Code)

Registrant's telephone number, including area code:  (212) 270-6000



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Item 5.     Other Events:

      Chase Manhattan Grantor Trust 1996-A is the issuer of a single class of Automobile Loan Pass-Through Certificates. The certificates are serviced in accordance with the Pooling and Servicing Agreement, dated as of February 1, 1996, as amended. The parties to the Pooling and Servicing Agreement are: The Chase Manhattan Bank, as seller and as servicer, and Norwest Bank Minnesota, National Association, as trustee.

      On May 15, 2000, Chase, as servicer, distributed monthly interest to the holders of the certificates. Chase furnished a copy of monthly statement to certificateholders for the series as required by the Pooling and Servicing Agreement. A copy of the monthly statement to certificateholders is being filed as Exhibit 20.1 to this Current Report on Form 8-K.




Item 7(c).  Exhibits

            Exhibits          Description
            ----------        ---------------

            20.1              Monthly Statement to Certificateholders
                              with respect to the May 15, 2000 distribution.



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                                   SIGNATURES



      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: May 24, 1999

                                    THE CHASE MANHATTAN BANK,
                                    as Servicer


                                    By:  /s/ Jeffrey D. Hammer
                                    -----------------------------------
                                    Name:  Jeffrey D. Hammer
                                    Title: Vice President



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                                      INDEX TO EXHIBITS
                                      -----------------

Exhibit No.                           Description
---------------                       -----------------
20.1                                  Statement to Certificateholders dated
                                      5/15/2000 delivered pursuant to Section
                                      5.7 of the Pooling and Servicing Agreement dated as of February 1, 1996.